Supplemental Operating & Financial Data Fourth Quarter Ended December 31, 2020 Exhibit 99.2

Supplemental Financial and Operating Information | As of December 31, 20201 Table of Contents Financial Summary Consolidated Statements of Operations 2 Funds from Operations and Adjusted Funds from Operations 3 Consolidated Balance Sheets 4 GAAP Reconciliations to EBITDAre, GAAP NOI and Cash NOI 5 Market Capitalization, Debt Summary and Leverage Metrics 6 Net Investment Activity Investment Summary 7 Disposition Summary 8 Portfolio Summary Portfolio Highlights 9 Tenant and Industry Diversification 10 Portfolio Health 11 Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 12 Same-Store Analysis 13 Lease Escalations 14 Covid-19 Business Update 15-16 Glossary 17-19

Supplemental Financial and Operating Information | As of December 31, 20202 Financial Summary Consolidated Statements of Operations Three Months Ended December 31, Year Ended December 31, (in thousands, except share and per share data) 2020 2019 2020 2019 (Unaudited) (Unaudited) (Unaudited) (Audited) Revenues: Rental revenue1,2 $ 38,986 $ 37,828 $ 155,792 $ 135,670 Interest on loans and direct financing leases 2,106 1,355 8,136 3,024 Other revenue 17 22 81 663 Total revenues 41,109 39,205 164,009 139,357 Expenses: General and administrative3 4,738 5,290 24,444 21,745 Property expenses4 2,126 736 3,881 3,070 Depreciation and amortization 19,004 12,378 59,446 42,745 Provision for impairment of real estate 3,319 997 8,399 2,918 Provision for loan losses 299 — 830 — Total expenses 29,486 19,401 97,000 70,478 Other operating income: Gain on dispositions of real estate, net 1,850 2,695 5,821 10,932 Income from operations 13,473 22,499 72,830 79,811 Other (expense)/income: Loss on repayment and repurchase of secured borrowings5 — (887) (924) (5,240) Interest expense (7,764) (6,963) (29,651) (27,037) Interest income 52 71 485 794 Income before income tax expense 5,761 14,720 42,740 48,328 Income tax expense 56 94 212 303 Net income 5,705 14,626 42,528 48,025 Net income attributable to non-controlling interests (35) (105) (255) (6,181) Net income attributable to stockholders $ 5,670 $ 14,521 $ 42,273 $ 41,844 Basic weighted-average shares outstanding 104,963,676 81,232,922 95,311,035 64,104,058 Basic net income per share $ 0.05 $ 0.18 $ 0.44 $ 0.65 Diluted weighted-average shares outstanding 105,840,736 82,231,030 96,197,705 75,309,896 Diluted net income per share $ 0.05 $ 0.18 $ 0.44 $ 0.63 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $88, $137, $444, and $855 for the three months and year ended December 31, 2020 and 2019, respectively. 2. Includes reimbursable income from the Company’s tenants of $314, $247, $897, and $1,427 for the three months and year ended December 31, 2020 and 2019, respectively. 3. During the three months and year ended December 31, 2020, includes non-recurring expenses of $21 and $255, respectively, for reimbursement of executive relocation costs and non-recurring recruiting costs and, during the year ended December 31, 2020, includes $1,093 for costs and charges incurred in connection with the termination of one of our executive officers. During the year ended December 31, 2019, includes non- recurring expenses of $2,473 for costs and charges incurred in connection with the secondary offering by our funding capital partner and $275 for a provision for settlement of litigation. 4. Includes reimbursable expenses from the Company’s tenants of $314, $247, $897, and $1,427 for the three months and year ended December 31, 2020 and 2019, respectively. 5. Includes the write-off of $887 and $924 of deferred financing costs during the three months ended December 31, 2019 and year ended December 31, 2020, respectively. During the year ended December 31, 2019, includes premium paid on repurchase of Master Trust Funding Program notes of $1,400, the write-off of $3,740 of deferred financing costs related to the repurchase and $100 of legal costs related to the repurchase.

Supplemental Financial and Operating Information | As of December 31, 20203 Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) Three months ended December 31, Year ended December 31, (unaudited, in thousands except per share amounts) 2020 2019 2020 2019 Net income $ 5,705 $ 14,626 $ 42,528 $ 48,025 Depreciation and amortization of real estate 18,979 12,354 59,309 42,649 Provision for impairment of real estate 3,319 997 8,399 2,918 Gain on dispositions of real estate, net (1,850) (2,695) (5,821) (10,932) Funds from Operations 26,153 25,282 104,415 82,660 Other non-recurring expenses1 21 887 2,273 7,988 Core Funds from Operations 26,174 26,169 106,688 90,648 Adjustments: Straight-line rental revenue, net (2,584) (3,336) (11,905) (12,215) Non-cash interest expense 505 603 2,040 2,738 Non-cash compensation expense 1,386 1,022 5,427 4,546 Other amortization expense 2,836 80 3,854 815 Other non-cash charges 299 1 829 9 Capitalized interest expense (5) (125) (228) (290) Transaction costs 179 — 291 — Adjusted Funds from Operations $ 28,790 $ 24,414 $ 106,995 $ 86,251 FFO per share2: Basic $ 0.25 $ 0.27 $ 1.08 $ 1.11 Diluted $ 0.25 $ 0.27 $ 1.08 $ 1.09 Core FFO per share2: Basic $ 0.25 $ 0.31 $ 1.11 $ 1.21 Diluted $ 0.25 $ 0.31 $ 1.10 $ 1.20 AFFO per share2: Basic $ 0.27 $ 0.29 $ 1.11 $ 1.15 Diluted $ 0.27 $ 0.29 $ 1.11 $ 1.14 Additional supplemental disclosure: Scheduled principal repayments $ 989 $ 941 $ 3,885 $ 3,696 Contractual deferred rents included in total revenues 992 — 12,417 — Reduction of revenue for non-accrual tenants: Cash $ 505 $ — $ 3,916 $ 25 Straight-line 970 — 3,233 — Total reduction of revenue for non-accrual tenants $ 1,475 $ — $ 7,149 $ 25 1. Includes non-recurring expenses of $21 and $60 related to reimbursement of executive relocation costs during the three months and year ended December 31, 2020, $1,093 for severance payments and acceleration of non-cash compensation expense in connection with the termination of one of our executive officers during the year ended December 31, 2020, $195 of non-recurring recruiting costs during the year ended December 31, 2020, and our $924 loss on repayment of secured borrowings during the year ended December 31, 2020. 2. Calculations exclude $101, $110, $404 and $377 from the numerator for the three months and year ended December 31, 2020 and 2019, respectively, related to dividends paid on unvested RSAs and RSUs.

Supplemental Financial and Operating Information | As of December 31, 20204 Financial Summary Consolidated Balance Sheets (in thousands, except share and per share amounts) December 31, 2020 December 31, 2019 ASSETS (Unaudited) (Audited) Investments: Real estate investments, at cost: Land and improvements $ 741,254 $ 588,279 Building and improvements 1,519,665 1,224,682 Lease incentive 14,297 4,908 Construction in progress 3,908 12,128 Intangible lease assets 80,271 78,922 Total real estate investments, at cost 2,359,395 1,908,919 Less: accumulated depreciation and amortization (136,097) (90,071) Total real estate investments, net 2,223,298 1,818,848 Loans and direct financing lease receivables, net 152,220 92,184 Real estate investments held for sale, net 17,058 1,211 Net investments 2,392,576 1,912,243 Cash and cash equivalents 26,602 8,304 Restricted cash 6,388 13,015 Straight-line rent receivable, net 37,830 25,926 Rent receivables, prepaid expenses and other assets, net 25,406 15,959 Total assets $ 2,488,802 $ 1,975,447 LIABILITIES AND EQUITY Secured borrowings, net of deferred financing costs $ 171,007 $ 235,336 Unsecured term loans, net of deferred financing costs 626,272 445,586 Revolving credit facility 18,000 46,000 Intangible lease liabilities, net 10,168 9,564 Dividend payable 25,703 19,395 Derivative liabilities 38,912 4,083 Accrued liabilities and other payables 16,792 13,371 Total liabilities 906,854 773,334 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of December 31, 2020 and 2019 — — Common stock, $0.01 par value; 500,000,000 authorized; 106,361,524 and 83,761,151 issued and outstanding as of December 31, 2020 and III2019, respectively 1,064 838 Additional paid-in capital 1,688,540 1,223,043 Distributions in excess of cumulative earnings (77,665) (27,482) Accumulated other comprehensive loss (37,181) (1,949) Total stockholders' equity 1,574,758 1,194,450 Non-controlling interests 7,190 7,663 Total equity 1,581,948 1,202,113 Total liabilities and equity $ 2,488,802 $ 1,975,447

Supplemental Financial and Operating Information | As of December 31, 20205 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics Three Months Ended (unaudited, in thousands) December 31, 2020 Net income $ 5,705 Depreciation and amortization 19,004 Interest expense 7,764 Interest income (52) Income tax expense 56 EBITDA 32,476 Provision for impairment of real estate 3,319 Gain on dispositions of real estate, net (1,850) EBITDAre 33,945 Adjustment for current quarter re-leasing, acquisition and disposition activity1 4,681 Adjustment to exclude other non-recurring activity2 2,826 Adjusted EBITDAre - Current Estimated Run Rate 41,452 General and administrative 4,717 Adjusted net operating income ("NOI") 46,169 Straight-line rental revenue, net1 (2,778) Other amortization expense 2,836 Adjusted Cash NOI $ 46,227 Annualized EBITDAre $ 135,780 Annualized Adjusted EBITDAre $ 165,808 Annualized Adjusted NOI $ 184,676 Annualized Adjusted Cash NOI $ 184,908 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate made during the three months ended December 31, 2020 had occurred on October 1, 2020. 2. Adjustment excludes $21 of non-core expenses added back to compute Core FFO, the $299 adjustment to our provision for loan loss and $2,506 related to the write-off of receivables and real estate tax expense from prior periods for non-accrual tenants.

Supplemental Financial and Operating Information | As of December 31, 20206 Financial Summary Market Capitalization, Debt Summary and Leverage Metrics (dollars in thousands, except share and per share amounts) December 31, 2020 Rate1 Maturity2 Secured debt: Series 2017-1, Class A $ 157,524 4.10% 3.5 years Series 2017-1, Class B 15,669 5.11% 3.5 years Total secured debt 173,193 4.19% 3.5 years Unsecured debt: $200mm term loan 200,000 3.26% 3.3 years $430mm term loan 430,000 3.02% 5.9 years Revolving credit facility3 18,000 LIBOR plus 1.25% to 1.85% 2.3 years Total unsecured debt 648,000 3.05% 5.0 years Gross debt 821,193 3.29% 4.7 years Less: cash & cash equivalents (26,602) Less: restricted cash deposits held for the benefit of lenders (6,388) Net debt 788,203 Equity: Preferred stock — Common stock & OP units (106,915,371 shares @ $21.20/share as of 12/31/20)4 2,266,606 Total equity 2,266,606 Total enterprise value ("TEV") $ 3,054,809 Net Debt / TEV 25.8% Net Debt / Annualized Adjusted EBITDAre 4.8x 1. Interest rates are presented after giving effect to our interest rate swap agreements, where applicable. 2. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. 2. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $400 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. 3. Common equity & units as of December 31, 2020, based on 106,361,524 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests.

Supplemental Financial and Operating Information | As of December 31, 20207 Net Investment Activity Investment Summary 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross purchase price for the property plus transaction costs. 3. GAAP rent for the first twelve months after the investment divided by the gross purchase price for the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments 1 1Q’19 2Q’19 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 Number of Transactions 35 32 28 41 32 11 19 33 Property Count 51 91 139 94 63 13 50 108 Avg. Investment per Unit (in 000s) $2,303 $2,015 $1,174 $2,049 $2,551 $2,870 $2,866 $2,218 Cash Cap Rates2 7.5% 7.3% 7.5% 7.3% 7.1% 7.4% 7.1% 7.1% GAAP Cap Rates3 8.4% 8.1% 8.2% 8.0% 8.0% 8.1% 7.9% 7.7% Master Lease %4,5 47% 67% 73% 41% 54% 68% 79% 89% Sale-Leaseback %4,6 78% 65% 88% 81% 88% 100% 92% 88% % of Financial Reporting4 100% 100% 100% 99% 100% 100% 100% 100% Rent Coverage Ratio 3.2x 3.2x 3.2x 3.1x 2.7x 4.3x 2.8x 3.6x Lease Term Years 15.1 15.3 16.6 16.3 16.1 16.7 17.6 16.3 $118,187 $190,280 $173,590 $204,709 $167,490 $42,369 $148,877 $244,078 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 In v e s tm e n t A c ti v it y 1 ($ 0 0 0 s )

Supplemental Financial and Operating Information | As of December 31, 20208 Net Investment Activity Disposition Summary 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our aggregate allocated purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions in which only a portion of the owned parcel is sold. 5. Excludes the prepayment of two mortgage loans receivable for $4.6 million. 6. Excludes one property sold pursuant to an existing tenant purchase option. Dispositions 1Q’19 2Q’19 5 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 Realized Gain/(Loss)1,2 2.9% 1.3% 17.8% 8.5% 3.2% 6 29.5% (4.5%) (10.2%) Cash Cap Rate on Leased Assets3 6.6% 7.0% 6.7% 6.9% 7.1% 6 6.8% 7.0% 7.4% Leased Properties Sold4 7 10 9 7 10 3 11 21 Vacant Properties Sold4 -- 1 1 1 -- -- 3 2 Rent Coverage Ratio 1.8x 1.5x 1.1x 1.7x 0.7x 1.3x 2.2x 2.3x $10,480 $26,804 $19,495 $15,229 $19,571 $3,420 $19,595 $39,042 $0 $10,000 $20,000 $30,000 $40,000 D is p o s it io n A c ti v it y ( $ 0 0 0 s )1

Supplemental Financial and Operating Information | As of December 31, 20209 Portfolio Summary Portfolio Highlights Investment Properties (#)1 1,181 Square Footage (mm) 10.2 Tenants (#) 238 Concepts (#) 336 Industries (#) 17 States (#) 43 Weighted Average Remaining Lease Term (Years) 14.5 Triple-Net Leases (% of Cash ABR) 94.1% Master Leases (% of Cash ABR) 61.1% Sale-Leaseback (% of Cash ABR)2,3 84.5% Unit-Level Rent Coverage 2.9x Unit-Level Financial Reporting (% of Cash ABR) 98.2% Leased (%) 99.7% Top 10 Tenants (% of Cash ABR) 21.3% Average Investment Per Property ($mm) $2.1 Total Cash ABR ($mm) $184.0 1. Includes two undeveloped land parcels and 115 properties that secure mortgage loans receivable. 2. Exclusive of GE Seed Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. As of December 31, 2020

Supplemental Financial and Operating Information | As of December 31, 202010 Portfolio Summary Tenant and Industry Diversification Top 10 Tenants1,2 Properties % of Cash ABR 74 2.8% 23 2.6% 16 2.6% 13 2.3% 34 2.1% 5 1.9% 19 1.8% 13 1.7% 20 1.7% 14 1.7% Top 10 Tenants 231 21.3% Total 1,181 100.0% Top 10 Tenants Diversification by Industry 1. Represents tenant, guarantor or parent company. 2. Our Zaxby’s concentration is with multiple franchises under the same ownership. Our Driver’s Edge concentration is with GB Auto Service, Inc., which operates Driver’s Edge and other auto service brands. 3. Property count includes 115 properties that secure mortgage loans receivable, but excludes two undeveloped land parcels and three vacant properties. 4. Calculation excludes properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties3 Building SqFt Rent Per SqFt4 Car Washes Service $ 28,494 15.5% 118 549,914 $ 50.60 Quick Service Service 25,536 13.9% 330 878,649 29.02 Early Childhood Education Service 22,571 12.3% 99 1,042,979 21.25 Medical / Dental Service 19,593 10.6% 118 752,604 25.29 Convenience Stores Service 16,615 9.0% 142 576,687 28.81 Automotive Service Service 13,782 7.5% 100 678,715 20.31 Casual Dining Service 8,301 4.5% 55 337,769 24.95 Equipment Rental and Sales Service 6,136 3.3% 26 500,710 12.25 Family Dining Service 5,960 3.2% 40 232,723 27.34 Pet Care Services Service 4,781 2.6% 35 281,475 16.98 Other Services Service 3,114 1.7% 19 198,144 15.71 Service Subtotal $ 154,881 84.2% 1082 6,030,370 $ 25.49 Health and Fitness Experience 9,593 5.2% 25 1,004,189 9.55 Entertainment Experience 6,280 3.4% 18 647,483 10.30 Movie Theatres Experience 4,166 2.3% 6 293,206 14.21 Experience Subtotal $ 20,039 10.9% 49 1,944,878 $ 10.51 Grocery Retail 2,833 1.5% 16 609,908 4.64 Home Furnishings Retail 2,476 1.3% 6 307,371 15.79 Retail Subtotal $ 5,309 2.9% 22 917,279 $ 6.92 Building Materials Industrial 3,748 2.0% 23 1,257,017 2.98 Total $ 183,977 100.0% 1,176 10,149,543 $ 18.33

Supplemental Financial and Operating Information | As of December 31, 202011 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 T h e re a ft e r % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 31.1% Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of December 31, 2020 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.2% Corporate-Level Financial Reporting 98.3% Both Unit-Level and Corporate-Level Financial Information 98.0% No Financial Information 1.6% Rent Coverage Ratio (x) Rent Coverage Ratio (x) ≥ 2.00x 58.3% Not Reported 1.3% 1.50x to 1.99x 15.7% 1.00x to 1.49x 12.4% < 1.00x 12.3%

Supplemental Financial and Operating Information | As of December 31, 202012 Cash % of # of Wgt. Avg. Lease Terminated Leases Re-Leased Total Year 1 ABR Cash ABR Properties 2 Coverage 3 $(000)s Renewals Without Vacancy After Vacancy Leasing 2021 $ 133 0.1% 2 2.3x Prior Cash ABR $ 34 $ 8,472 $ 3,245 $ 11,752 2022 490 0.3% 5 3.0x New Cash ABR4 36 7,254 3,135 10,425 2023 798 0.4% 9 3.4x Recovery Rate 104.0% 85.6% 96.6% 88.7% 2024 4,759 2.6% 46 4.3x Number of Leases 1 25 8 34 2025 2,710 1.5% 19 3.0x Average Months Vacant - - 3.9 - 2026 2,425 1.3% 15 2.2x % of Total Cash ABR 5 0.0% 3.9% 1.7% 5.7% 2027 4,466 2.4% 28 3.0x 2028 3,967 2.2% 14 1.8x 2029 5,083 2.8% 71 3.9x 2030 4,154 2.3% 50 3.8x 2031 9,165 5.0% 59 2.5x Vacant Properties at September 30, 2020 7 2032 10,966 6.0% 55 3.6x Expiration Activity +1 2033 7,149 3.9% 27 1.8x Lease Termination +10 2034 29,722 16.2% 212 3.4x Vacant Property Sales -2 2035 19,455 10.6% 129 3.1x Lease Activity -13 2036 2,341 1.3% 19 1.7x Vacant Properties at December 31, 2020 3 2037 5,943 3.2% 35 5.0x 2038 13,056 7.1% 83 2.4x 2039 26,154 14.2% 151 2.6x 2040 29,215 15.9% 141 2.2x Thereafter 1,825 1.0% 6 1.4x Total $183,977 100.0% 1,176 2.9x Leasing Summary Leasing Expiration Schedule, Lease Renewal Activity and Statistics 1. Expiration year of contracts in place as of December 31, 2020 and excludes any tenant option renewal periods that have not been exercised. 2. Property count includes 115 properties that secure mortgage loans receivable, but exclude two undeveloped land parcels and three vacant properties. 3. Weighted by cash ABR as of December 31, 2020. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of December 31, 2020. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics

Supplemental Financial and Operating Information | As of December 31, 202013 Leasing Summary Same-Store Analysis Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is October 1, 2019 through December 31, 2020. The same-store portfolio for 4Q’20 is comprised of 835 properties and represented ~67% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at December 31, 2020. Contractual Cash Rent: The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease as of December 31, 2020; excludes 1.) percentage rent that is subject to sales breakpoints per the lease and 2.) redevelopment properties in a free rent period Defined Terms Same-Store Portfolio Performance Contractual Cash Rent ($000s) % Type of Business 4Q’20 4Q’19 Change Service $ 25,143 $ 25,636 -1.9% Experience 4,005 4,041 -0.9% Retail 1,014 1,292 -21.6% Industrial 658 642 2.4% Total Same-Store Rent $ 30,820 $ 31,611 -2.5%

Supplemental Financial and Operating Information | As of December 31, 202014 Leasing Summary Lease Escalations • Leases contributing 99% of cash ABR provided for base rent escalation, generally ranging from 1.0% to 3.0% annually, with a weighted average annual escalation rate of 1.5%, which assumes 0.0% change in annual CPI • 68% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property 1. Based on cash ABR as of December 31, 2020. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate 1,2 Annually 79.6% 1.5% Every 2 years 2.1 1.5 Every 3 years 0.8 0.0 Every 4 years 0.4 0.9 Every 5 years 10.9 1.6 Other escalation frequencies 4.9 1.2 Flat 1.3 0.1 Total / Weighted Average 100.0% 1.5% Contractual Fixed 96% CPI 3% Flat 1%

Supplemental Financial and Operating Information | As of December 31, 202015 COVID-19 Impact on Portfolio Portfolio Rent Collection and Deferral Information Note: Ratios for 4Q’20 are based on percentage of Cash ABR as of December 31, 2020, with two exceptions. The 2Q’20 ABR for Town Sports and Love’s Furniture was used in the denominator. January is based on Cash ABR as of January 31, 2021. 1. Percentages may not add up due to rounding. 2. Recognized rent deferrals are included in revenue on our income statement while non-recognized rent deferrals are accounted for on a non-accrual basis and are not included in revenue. 3. Uncollected contractual cash rents from non-accrual tenants that were not subject to a lease deferral in the period. 4. Rent that has either been lost due to lease termination or abated temporarily. Reported Period 4Q’20 January Rent Collection1 Paid 91% 95% Deferred 5% 2% -- Recognized2 3% 2% -- Non-Recognized2 2% 0% Other 4% 3% -- Unresolved Rent3 1% 1% -- Lost / Abated4 3% 2%

Supplemental Financial and Operating Information | As of December 31, 202016 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of December 31, 202017 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of December 31, 202018 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GE Seed Portfolio GE seed portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).